Supplement to the
Fidelity® Select Portfolios®
Energy Sector
April 29, 2020
Pros pectus

Nathan Strik no longer serves as portfolio manager of Natural Resources Portfolio.

The following information replaces similar information for Natural Resources Portfolio found in the “Fund Summary” section under the heading “Portfolio Manager(s)”.

Ashley Fernandes (portfolio manager) has managed the fund since January 2021.

The following information replaces the biographical information for Natural Resources Portfolio found in the “Fund Management” section under the heading “Portfolio Manager(s)”.

Ashley Fernandes is portfolio manager of Natural Resources Portfolio, which he has managed since January 2021. He also manages other funds. Since joining Fidelity Investments in 2013, Mr. Fernandes has worked as a global energy analyst, research analyst, and portfolio manager.

SELNR-20-01 1.913321.124	December 31, 2020